PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Schedule of property and equipment
	December 31,
	2023	2022
Cost:
Computers and peripheral equipment	$6,449	$5,941
Office furniture and equipment	2,407	2,777
Leasehold improvements	7,078	8,400
Capitalized software	12,473	12,473

Total cost	28,407	29,591
Less: accumulated depreciation and amortization	(25,228)	(25,980)
Property and equipment, net	$3,179	$3,611